UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW JERSEY In re: Chapter 11 WEWORK INC., et al., Case No. 23-19865 (JKS) Debtors.1 (Jointly Administered) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT On November 6, 2023 (the “Petition Date”), WeWork Inc. (“WeWork”) and 516 affiliate companies (such affiliate companies, each a “Debtor” and collectively with WeWork, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Court”). The Debtors are operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On November 8, 2023, the Court entered an order authorizing the joint administration of the cases pursuant to rule 1015(b) of the Federal Rules of Bankruptcy Procedure. See Docket No. 87. On November 16, 2023, the United States Trustee for the District of New Jersey (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Committee”). See Docket No. 150. No request for the appointment of a trustee or examiner has been made in these chapter 11 cases. Pursuant to the relief granted in the Revised Order (I) Directing Joint Administration of Chapter 11 Cases and (II) Granting Related Relief [Docket No. 1116] (the “Joint Administration Order”), the Debtors are filing one monthly operating report on a consolidated basis; each monthly report will be docketed in the chapter 11 case of the lead debtor, WeWork Inc. The following global notes and statements of limitations, methodology, and disclaimers should be referred to and referenced in connection with any review of this MOR (as defined below). 1. General Methodology. The Debtors are filing this consolidated monthly operating report (the “MOR”) for the period including November 6, 2023, through and including November 30, 2023 (the “Reporting Period”), solely for purposes of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases. This MOR is unaudited, has not been prepared in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”), does not include all of the information and footnotes required by U.S. GAAP, and remains subject to future adjustments. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any person for information relating to the current or future financial condition of the Debtors or their affiliates, the occurrence or non-occurrence of any event, or the performance of any of the Debtors or their affiliates, as the results of operations addressed herein are not necessarily indicative of results that 1 The last four digits of Debtor WeWork Inc.’s tax identification number are 4904. A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/WeWork. The location of Debtor WeWork Inc.’s principal place of business is 12 East 49th Street, 3rd Floor, New York, NY 10017; the Debtors’ service address in these chapter 11 cases is WeWork Inc. c/o Epiq Corporate Restructuring, LLC 10300 SW Allen Blvd. Beaverton, OR 97005. Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 1 of 24 Exhibit 99.1

2 may be expected from any other period or for the full year and may not reflect the combined results of the Debtors’ operations, the Debtors’ financial position, or the Debtors’ schedule of receipts and disbursements in the future. The preparation of this MOR required the Debtors to make commercially reasonable estimates and assumptions with respect to the reported amounts of assets and liabilities at month end and the reported amounts of revenues and expenses during the applicable reporting periods. Actual results could differ materially from such estimates. 2. Basis of Presentation. In preparing the MOR, the Debtors relied on financial information from the books and records available to them at the time of such preparation. The financial information contained herein is derived from the Debtors’ books and records without, among other things, all adjustments or reclassifications that may be necessary or typical for consolidated financial statements or to accord with U.S. GAAP. As a result, all information contained herein is subject to changes, which could be material. Although the Debtors made commercially reasonable efforts to ensure the material accuracy and completeness of this MOR and because the Debtors’ accounting systems were developed to produce consolidated financial statements by business unit rather than financial statements by legal entity, it is possible that not all assets, liabilities, income, or expenses have been attributed to the correct legal entity. The information contained in this MOR has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtors believe that the financial information presented in this MOR could be subject to material change. For the reasons discussed above, there can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on this MOR. 3. Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records for the applicable Reporting Period. Unless otherwise noted herein, no adjustments have been made for activity occurring after the close of the Reporting Period. 4. Consolidated Entity Accounts Payable and Disbursement Systems. Receivables and payables among the Debtors and their non-Debtor affiliates are reported per the Debtors’ unaudited books and records. As described more fully in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Using the Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, and (C) Maintain Existing Debtor Bank Accounts, Business Forms, and Books and Records; (II) Authorizing the Debtors to Continue to Perform Intercompany Transactions; (III) Waiving Certain U.S. Trustee Requirements; and (IV) Granting Related Relief [Docket No. 20], the Debtors utilize an integrated, centralized cash management system in the ordinary course of business to collect, concentrate, and disburse funds generated from their operations (the “Cash Management System”). Cash is being received and disbursed by the Debtors during these chapter 11 cases in a manner consistent with the Debtors’ historical cash management practices. 5. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility (i) to indicate variations from state, federal, or other securities laws or (ii) for any evaluations of the Debtors, including of their financial condition, based on the information provided in this MOR or any other information. Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 2 of 24

  3   6. Debtor in Possession Financing. On November 15, 2023, We Work Companies U.S. LLC (the “Borrower”) entered into a commitment letter (as the same was amended and restated on December 15, 2023, the “DIP Commitment Letter”) with Goldman Sachs International Bank, JP Morgan Chase Bank, N.A. and SoftBank Vision Fund II-2 L.P. (collectively, the “Commitment Parties”). Pursuant to the DIP Commitment Letter, and subject to the satisfaction of certain customary conditions, including the approval of the Court, the Commitment Parties committed to provide the Borrower with financing for (i) a first lien senior secured “last out” debtor-in-possession term loan “C” facility (the “DIP TLC Facility”) to provide, in full on the effective date of the DIP TLC Facility, cash collateral for the DIP LC Facility (as defined below) and (ii) a first lien senior secured “first out” cash collateralized debtor- in-possession letter of credit facility for the issuance of standby letters of credit (the “DIP LC Facility” and, together with the DIP TLC Facility, the “DIP Facilities”) in the aggregate amount not to exceed 105% of the lesser of (x) $650 million plus certain credit exposure related to letters of credit in such aggregate face amount and (y) the aggregate U.S. dollar face amount of undrawn and unexpired letters of credit outstanding under the Borrower’s prepetition letter of credit facility, plus certain credit exposure related thereto. As of the end of the Reporting Period, the DIP Commitment Letter had not obtained Court approval. Please refer to the Debtors’ Motion for Entry of an Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [Docket No. 186] for additional information. 7. Payment of Prepetition Claims Pursuant to First Day Orders. Following the Petition Date, the Court entered various orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition: (i) service fees and charges assessed by the Debtors’ banks; (ii) insurance and surety obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) taxes and assessments; (v) customer program obligations; and (vi) critical vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the Reporting Period on account of prepetition claims pursuant to the authority granted to the Debtors by the Court under the First Day Orders, such payments have been included in this MOR (subject to the notes and statements and limitations provided herein). 8. Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases. 9. Insiders. Information regarding the individuals listed as “insiders” in this MOR have been included for informational purposes only. The Debtors do not take any position with respect to, and reserve all rights with respect to: (i) such person’s influence over or control of the Debtors, (ii) the management responsibilities or functions of such individual, (iii) the decision-making or corporate authority of such individual, or (iv) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including any state, federal, or other securities law, or with respect to any theories of liability or for any other purpose. 10. Currency. All amounts shown in the MOR are in United States dollars unless otherwise stated. Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 3 of 24

  4   11. MOR Information Requests. The Debtors and/or their advisors are managing an email address to which parties may send requests for additional information from the Debtors regarding the information contained in this and all other MORs. For any such requests, please send an email to WeWorkMOR@epiqglobal.com. 12. Specific MOR Disclosures. Notes to Part 1: Cash Receipts and Disbursements  Figures include cash as reported in the Debtors’ bank statements. Reconciliation differences will exist between bank statement balances and balance sheet cash balances due to ordinary course timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts.  Item (b): Net intercompany transfers to/from Debtor bank accounts are included in the total receipts figure (i.e., item (b)). Notes to Part 2: Asset and Liability Status  See “Basis of Presentation” notes above regarding certain adjustments or reclassifications applied at a consolidated level.  Intercompany eliminations between the Debtor entities are reflected on the Debtors’ consolidated balance sheet and income statement. Intercompany eliminations between Debtor and non-Debtor affiliates are not reflected.  This MOR has not been subject to certain quarterly or annual adjustment procedures, including income tax provision procedures. The information presented herein may materially differ if such procedures were applied.  Item (a): Accounts receivable, net of allowance (i.e., item (a)) reflects the Debtors’ trade accounts receivable, net of the allowance for doubtful accounts. This figure will not conform to “Accounts receivable and accrued revenue, net of allowance” as reported on the Debtors’ balance sheet as the line item also includes non-trade accounts receivable and accrued revenue.  Item (b): Accounts receivable over 90 days outstanding (i.e., item (b)) reflects the 92+ days aged category in the aging attachment. The amount is presented gross, as the Debtors’ estimated allowance for doubtful accounts is not designed to be allocated across each aging bucket.  Because the Debtors’ existing recording systems were not designed to distinguish between pre- and postpetition liabilities, the Debtors have commenced a process to distinguish between pre- and post-petition liabilities, the results of which are reflected in this MOR. As the Debtors continue this process and additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change.  Items (k–m): Prepetition liabilities (i.e., items (k), (l), and (m)) reflect liabilities included in “Liabilities subject to compromise” on the Debtors’ balance sheet as well as other prepetition liabilities that may be uncompromised pursuant to the relief granted via the First Day Orders. The Debtors’ inclusion or exclusion of any amounts in the presentation of “Liabilities subject to compromise” in the Balance Sheet is done solely to enable the debtors to expeditiously prepare this MOR pursuant to the Debtors’ reporting obligations and does not indicate a view, of the Debtors or of any other person, as to whether and to what extent the respective liabilities may be impaired.  Notes to Part 4: Income Statement  See “Basis of Presentation” notes above regarding certain adjustments or reclassifications applied at a consolidated level. Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 4 of 24

  5    Intercompany eliminations between Debtor entities are reflected on the Debtors’ consolidated balance sheet and income statement. Intercompany eliminations between Debtor and non-Debtor affiliates are not reflected.  The MOR has not been subject to certain quarterly or annual adjustment procedures, including income tax provision procedures. The information presented herein may materially differ if such procedures were applied.  Item (b): “Location operating expenses” on the Debtors’ balance sheet is classified as a cost of goods sold (i.e., item (b)). Location operating expenses include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization, and general sales and marketing.  Item (e): Selling expenses are reported together with general and administrative expenses (i.e., item (e)); the Company does not maintain selling expenses as a separate financial reporting line item.  Item (f): Other expenses (i.e., item (f)) include pre-opening location expenses, impairment expense/(gain on sale), restructuring and other related (gains) costs, intercompany expenses, foreign currency gain (loss), and other income (expenses), net. Notes to Part 5: Professional Fees and Expenses  Payments to professionals are made pursuant to various orders of the Court, including the Order Authorizing Employment and Payment of Professionals Utilized in the Ordinary Course of Business [Docket No. 342]. Notes to Part 6: Postpetition Taxes  In the ordinary course of business, the Debtors collect, withhold, and incur income taxes, franchise taxes, sales and use taxes, personal property taxes, commercial rent taxes, foreign taxes, and other governmental and regulatory taxes, penalties, interests, assessments, and fees. Notes to Part 7: Questionnaire  Item (a): Pursuant to the relief granted pursuant to the Debtors’ various First Day Orders, the Debtors have made payments on account of prepetition debts as they come due in the ordinary course of business. Where applicable, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements set forth in the First Day Orders. Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 5 of 24

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF New Jersey In Re. WeWork Inc. Debtor(s) § § § § Case No. 23-19865 Lead Case No. 23-19865 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2023 Petition Date: 11/06/2023 Months Pending: 1 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 1,383 Debtor's Full-Time Employees (as of date of order for relief): 1,393 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael D. Sirota 01/30/2024 Michael D. Sirota Court Plaza North, 25 Main Street, Hackensack, New Jersey 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 6 of 24

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Debtor's Name WeWork Inc. Case No. 23-19865

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$168,153,649	
b. Total receipts (net of transfers between accounts)	$40,781,359	$40,781,359
c. Total disbursements (net of transfers between accounts)	$57,532,577	$57,532,577
d. Cash balance end of month (a+b-c)	$151,402,431	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$57,532,577	$57,532,577

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$37,476,662
b. Accounts receivable over 90 days outstanding (net of allowance)	$11,291,778
c. Inventory (Book (●) Market ( ) Other ( ) (attach explanation))	$0
d Total current assets	$903,589,027
e. Total assets	$11,191,909,361
f. Postpetition payables (excluding taxes)	$4,916,700,517
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$3,473,656
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$4,920,174,173
k. Prepetition secured debt	$4,045,008,694
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$1,069,161,280
n. Total liabilities (debt) (j+k+l+m)	$10,034,344,147
o. Ending equity/net worth (e-n)	$1,157,565,214

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$82,273,230	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$72,943,008	
c. Gross profit (a-b)	$9,330,222	
d. Selling expenses	$0	
e. General and administrative expenses	$20,039,936	
f. Other expenses	$38,380,713	
g. Depreciation and/or amortization (not included in 4b)	$15,794,489	
h. Interest	$19,573,338	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$-599,642,158	
k. Profit (loss)	$515,183,905	$515,183,905

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name WeWork Inc. Case No. 23-19865

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name WeWork Inc. Case No. 23-19865

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name WeWork Inc. Case No. 23-19865

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Debtor's Name WeWork Inc. Case No. 23-19865

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Debtor's Name WeWork Inc. Case No. 23-19865

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$4,190,392	$4,190,392
d.	Postpetition employer payroll taxes paid	$1,936,081	$1,936,081
e.	Postpetition property taxes paid	$70,477	$70,477
f.	Postpetition other taxes accrued (local, state, and federal)	$2,169,327	$2,169,327
g.	Postpetition other taxes paid (local, state, and federal)	$879,505	$879,505

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ●	No ○	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ●	No ○	
d.	Are you current on postpetition tax return filings?	Yes ●	No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ●	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ●
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
	General liability insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ●	
k.	Has a disclosure statement been filed with the court?	Yes ○	No ●	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○	

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name WeWork Inc. Case No. 23-19865

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Kurt Wehner	Kurt Wehner
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	01/30/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main
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Debtor's Name WeWork Inc. Case No. 23-19865

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name WeWork Inc. Case No. 23-19865 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 16 of 24

UST Form 11-MOR (12/01/2021) 12 Debtor's Name WeWork Inc. Case No. 23-19865 PageFour PageThree Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 17 of 24

Exhibit - 1 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 11/6/2023 - 11/30/2023 Cash Receipts and Disbursements Combined Debtors Total Beginning bank cash balance 168,154$ Total receipts 35,637 Total disbursements (57,533) Net intercompany transfers 5,145 Ending bank cash balance 151,402$ Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 18 of 24

Exhibit - 2 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 11/6/2023 - 11/30/2023 Balance Sheet Combined Debtors Total Assets Current assets: Cash and cash equivalents 152,756$ Accounts receivable and accrued revenue, net of allowance 54,652 Prepaid Expenses 110,606 Other current assets 10,840 Intercompany receivables 574,735 Total current assets 903,589 Property and equipment, net 1,601,908 Lease right-of-use assets, net 2,725,097 Restricted cash 770,125 Equity method and other investments 4,961 Goodwill 608,950 Intangible assets, net 44,114 Other assets 49,420 Intercompany loan receivables 2,006,011 Investment in subsidiaries 2,477,735 Total assets 11,191,909$ Liabilities Current liabilities: Accounts payable and accrued expenses 119,109 Members’ service retainers 129,394 Current lease obligations 121,451 Deferred revenue 68,540 Other current liabilities 7,579 Intercompany payables 4,110 Total current liabilities 450,184 Liabilities subject to compromise 4,913,545 Long-term lease obligations 4,629,832 Other liabilities 40,432 Intercompany loan payable, long term 351 Total liabilities 10,034,344 Equity 1,113,076 Capital contributions 44,490 Total liabilities and equity 11,191,909$ Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 19 of 24

Exhibit - 3 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 11/6/2023 - 11/30/2023 Income Statement Combined Debtors Total Revenue: Membership and service revenue 80,992$ Other revenue 969 Intercompany revenue 312 Total revenue 82,273 Expenses: Location operating expenses‒cost of revenue (exclusive of depreciation and amortization shown separately below) 72,943 Selling, general and administrative expenses 20,040 Impairment expense/(gain on sale) 93,515 Restructuring and other related (gains) costs 17,495 Intercompany expense 96 Depreciation and amortization 15,794 Total expenses 219,883 Loss from operations (137,610) Interest and other (expense) income: Interest expense (19,573) Foreign currency gain (loss) 72,295 Other income (expenses), net 430 Reorganization items, net 599,642 Total interest and other (expense) income 652,794 Pre-tax income (loss) 515,184 Income tax benefit (provision) - Net income (loss) 515,184$ Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 20 of 24

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Exhibit - 4

In re: WeWork Inc., et al. Case No.: 23-19865
($ in 000s) Reporting Period: 11/6/2023 - 11/30/2023

Accounts Receivable Aging

	Days Past Due					Allowance for Doubtful	
	Current - 31	32 - 61	62 - 91	92+	Gross AR	Accounts	Net AR
Trade AR	$ 19,227	$ 6,931	$ 3,340	$ 11,292	**$ 40,790**	($ 3,313)	**$ 37,477**

Exhibit - 5 In re: WeWork Inc., et al. Case No.: 23-19865 ($ in 000s) Reporting Period: 11/6/2023 - 11/30/2023 Postpetition Liabilities Aging Day Past Due Current 1 - 30 31 - 60 61 - 90 91+ Total Accounts payable and accrued expenses 100,924 - - - - 100,924 Members’ service retainers 2,950 - - - - 2,950 Current lease obligations 121,451 - - - - 121,451 Deferred revenue 22,316 - - - - 22,316 Other current liabilities 624 - - - - 624 Intercompany payables 4,110 - - - - 4,110 Long-term lease obligations 4,629,832 - - - - 4,629,832 Other liabilities 37,614 - - - - 37,614 Intercompany loan payable, long term 351 - - - - 351 Total postpetition liabilities 4,920,174 - - - - 4,920,174 Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 22 of 24

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Exhibit - 6

In re: WeWork Inc., et al. Case No.: 23-19865
($ in 000s) Reporting Period: 11/6/2023 - 11/30/2023

Payments to Insiders

Case No.	Entity	Recipient	Total Payments
23-20318	We Work Management LLC	Officer #1	$ 124
23-20318	We Work Management LLC	Officer #2	24
23-20318	We Work Management LLC	Officer #3	24
23-20318	We Work Management LLC	Officer #4	23
23-20318	We Work Management LLC	Officer #5	22
23-20318	We Work Management LLC	Officer #6	20
23-20318	We Work Management LLC	Officer #7	17
23-20318	We Work Management LLC	Director #2	4
23-20318	We Work Management LLC	Officer Family Member #1	3
23-19865	WeWork Inc.	Director #1	49
23-19865	WeWork Inc.	Director #2	45
23-19865	WeWork Inc.	Director #3	44
23-19865	WeWork Inc.	Director #4	42
23-19865	WeWork Inc.	Director #5	24
23-19865	WeWork Inc.	Director #6	24
		Total	**$ 487**

Notes:
Payments to insiders include salaries, benefits, board compensation, and expense reimbursements.

Exhibit - 7 In re: WeWork Inc., et al. Case No.: 23-19865 Reporting Period: 11/6/2023 - 11/30/2023 Certification Regarding Postpetition Taxes I, Kurt Wehner, as Chief Financial Officer of WeWork Inc., the Debtor(s) and Debtor(s) in Possession, affirm that to the best of my knowledge all postpetition taxes, as described in item 4 of the Operating Guidelines for Chapter 11 Cases, are current. /s/ Kurt Wehner 1/30/2024________________________________ _____________________________ Signature of Authorized Individual Date Case 23-19865-JKS Doc 1268 Filed 01/30/24 Entered 01/30/24 23:00:05 Desc Main Document Page 24 of 24